Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Six Months
                                 Ended June 30,            Ended June 30,
                               2000         1999         2000         1999
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income........ $   268,313  $   267,061  $   551,384  $   493,842
Provision for possible
 credit losses.............      89,301      129,756      189,147      214,220
Other operating income.....   1,193,371    1,028,532    2,304,407    1,932,262
Other operating expense....     911,339      798,823    1,826,649    1,544,396
  Net income...............     285,386      227,182      519,957      413,175

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PER COMMON SHARE DATA FOR THE PERIOD:

Earnings(a)................ $       .35  $       .28  $       .64  $       .51
Earnings-assuming
 dilution(a)...............         .34          .27          .62          .49
Dividends..................         .08          .07          .16          .14
Book value.................        5.29         4.44

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RATIOS:

Return on average total
 assets....................        3.63%        3.28%        3.33%        3.05%
Return on average
 stockholders' equity......       26.36        24.68        24.44        23.24
Average receivables to
 average deposits..........       87.29        93.86        88.93        89.06
Stockholders' equity to
 total assets..............       13.88        13.48

Loan Portfolio:
  Delinquency(b)...........        3.77         4.17
  Net credit losses........        2.07         2.75         2.18         2.60

Managed Loans(c):
  Delinquency..............        4.44         4.64
  Net credit losses........        3.95         4.41         4.01         4.39
  Net interest margin(d)...        7.12         7.70         7.11         7.65
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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the six Months
                                 Ended June 30,            Ended June 30,
                               2000         1999         2000         1999
------------------------------------------------------------------------------
                                               (unaudited)
MANAGED LOAN DATA(c):

At Period End:
  Loans held for
   securitization.......... $ 7,426,197  $ 5,410,118
  Loan portfolio...........   9,695,285    9,931,874
  Securitized loans........  59,211,174   49,182,696
                            -----------  -----------
    Total managed loans.... $76,332,656  $64,524,688
                            ===========  ===========

Average For the Period:
  Loans held for
   securitization.......... $ 7,631,360  $ 5,276,424  $ 8,553,426  $ 3,711,138
  Loan portfolio...........   9,597,259   10,284,580    8,770,465   10,725,229
  Securitized loans........  56,832,969   47,493,415   55,708,941   46,640,292
                            -----------  -----------  -----------  -----------
    Total managed loans.... $74,061,588  $63,054,419  $73,032,832  $61,076,659
                            ===========  ===========  ===========  ===========
For the Period:
  Sales and cash advance
   volume.................. $31,098,301  $25,929,706  $59,359,147  $47,560,332

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BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments.. $ 4,853,478  $ 4,996,397
Loans held for
 securitization............   7,426,197    5,410,118

Credit card loans..........   6,791,080    7,879,505
Other consumer loans.......   2,904,205    2,052,369
                            -----------  -----------
  Total loans..............   9,695,285    9,931,874
Reserve for possible
 credit losses.............    (375,300)    (326,897)
                            -----------  -----------
  Net loans................   9,319,985    9,604,977

Total assets...............  32,137,558   27,995,770
Total deposits.............  20,439,846   16,377,482
Stockholders' equity.......   4,459,772    3,773,430
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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Six Months
                                 Ended June 30,            Ended June 30,
                               2000         1999         2000         1999
------------------------------------------------------------------------------
                                               (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments.. $ 4,564,462  $ 4,739,828  $ 4,719,717  $ 5,700,510
Loans held for
 securitization............   7,631,360    5,276,424    8,553,426    3,711,138

Credit card loans..........   6,849,599    8,269,829    6,278,580    8,447,420
Other consumer loans.......   2,747,660    2,014,751    2,491,885    2,277,809
                            -----------  -----------  -----------  -----------
  Total loans..............   9,597,259   10,284,580    8,770,465   10,725,229
Reserve for possible
 credit losses.............    (369,405)    (314,618)    (362,702)    (270,848)
                            -----------  -----------  -----------  -----------
  Net loans................   9,227,854    9,969,962    8,407,763   10,454,381

Total assets...............  31,634,728   27,814,846   31,415,482   27,319,764
Total deposits.............  19,736,843   16,579,726   19,480,022   16,209,034
Stockholders' equity.......   4,354,457    3,692,566    4,277,803    3,585,400
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Weighted average common
 shares outstanding
 (000).....................     801,821      801,803      801,835      800,180
Weighted average common
 shares outstanding and
 common stock equivalents
 (000).....................     826,308      838,771      825,376      836,840
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NOTES:
(a) Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents. The Corporation's common stock equivalents are solely related to employee stock options. The Corporation has no other common stock equivalents.
(b) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(c) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(d) Managed net interest margin is presented on a fully taxable equivalent basis.